WidePoint Reports Second Quarter 2025 Financial Results

Fairfax, VA – August 14, 2025 – WidePoint Corporation (NYSE American: WYY), an innovative leader in enterprise cybersecurity and mobile technology, reported results for the second quarter ended June 30, 2025.

Second Quarter 2025 and Recent Operational Highlights:

- 32nd consecutive quarter of positive Adjusted EBITDA
- 7th consecutive quarter of positive free cash flow
- Awarded new Identity & Access Management contract in support of the U.S. Department of Education
- Awarded new MobileAnchor contract by an agency under the U.S. Department of Energy
- Awarded fourth task order under the Navy Spiral 4 contract vehicle for the Defense Counterintelligence and Security Agency
- Secured new Device-as-a-Service (DaaS) management and support contract for a prominent Federal health research agency
- Awarded 3-year contract to deliver External Certificate Authority (ECA) Identity Certificates to a top-tier, U.S.-based aerospace and defense contractor
- Partnered with BroadSat Technologies LLC to deliver end-to-end secure connectivity, computing, and content distribution to the edge – fortifying Smart Cities and federal agencies with a powerful "dome of defense" for all connected applications and devices

Second Quarter 2025 Financial Highlights:

- Revenues were $38.0 million, an increase from the same quarter last year
- Gross margin was 14%, and gross margin excluding carrier services revenue was 33%
- Net loss was $618,000 or a loss of $(0.06) per share
- Adjusted EBITDA[1], a non-GAAP financial measure, was $183,000
- Free cash flow[1], a non-GAAP financial measure, was $90,000
- As of June 30, 2025, unrestricted cash was $6.8 million with no bank debt

Six Months 2025 Financial Highlights:

- Revenues were $72.1 million, an increase from the same period last year
- Gross margin was 14%, and gross margin excluding carrier services revenue was 36%
- Net loss was $1.3 million or a loss of $(0.14) per share
- Adjusted EBITDA[1], a non-GAAP financial measure, was $276,000
- Free cash flow[1], a non-GAAP financial measure, was $155,000

1 Free cash flow and Adjusted EBITDA are non-GAAP financial measures. See below for the definition of such measures and a reconciliation to GAAP.

Management Commentary

WidePoint CEO Jin Kang commented: “The first half of 2025 served as a critical foundation for WidePoint’s next phase of growth, driven by deliberate investments of time and resources across multiple business pipeline opportunities. These actions have set the stage for a more sustainable growth trajectory in the second half of the year, with momentum carrying into 2026. A continued key focus

remained in our preparation for the upcoming U.S. Department of Homeland Security's CWMS 3.0 recompete. As the two-time incumbent, we believe our proven track record, expanded capabilities since winning CWMS 2.0 in 2020, and strategic investments across the business – including achieving the long-awaited FedRAMP authorized status for our ITMS platform, DHS's system of record and operational hub – places us in a leading position to rewin this award. We expect the final RFP to be released soon, with the award announcement anticipated by year-end. CWMS 3.0 remains a cornerstone of WidePoint's long-term growth strategy, and we are committed to continuing to deliver best-in-class services to DHS."

"We continue to view DaaS as a key driver of WidePoint's long-term sustainable growth plan, particularly given the pipeline is growing and is composed of 90% large commercial, managed services opportunities. While several opportunities initially anticipated to close at the end of Q1 and throughout Q2 have shifted, we remain optimistic about the level of activity in the pipeline. We are actively investing time, resources, and capital to build the necessary infrastructure to scale this business. Notably, we secured our first DaaS contract in July, an important milestone we believe marks the beginning of a broader momentum shift heading into the second half of the year. We believe our efforts are beginning to gain traction and will start to show tangible results through the remainder of 2025 and into 2026, building on the groundwork we've laid."

"Strategic partnerships also remain a core pillar of our approach. We're not only cultivating new relationships but also deepening existing ones to expand our reach, unlock new revenue opportunities, and position WidePoint for optimal long-term success. While reaching positive EPS in 2025 was among our initial objectives, the timing of several promising opportunities ultimately impacted our first-half results. That said, our pipeline remains strong and these opportunities have only been deferred, not diminished, and we continue to view them as highly achievable. Given this timing adjustment, while we expect to meet our revenue guidance for the year, we anticipate that our EBITDA and free cash flow guidance will need to be adjusted. We plan to hold off on any formal adjustments until next quarter, as many of these pipeline opportunities have the potential to materialize in the second half of 2025. Allowing them the necessary time to develop will allow us to provide the most accurate and informed outlook for the year. Importantly, EBITDA and free cash flow will continue to remain positive throughout the remainder of 2025, and revenue is on track to meet previously disclosed targets. Rather than narrowly focusing on achieving a modest EPS gain this year, we believe that reinvesting in the business and across the high-impact initiatives that are essential to unlocking long-term value is the more strategic and future-focused path forward. The first half of 2025 has been about laying the foundation for the next phase of WidePoint, and we're excited about what's ahead."

Second Quarter 2025 Financial Summary

(In millions except for per share amounts)	THREE MONTHS ENDED JUNE 30, 2025 (Unaudited)	2024 (Unaudited)
REVENUES	$ 37.9	$ 36.0
GROSS PROFIT	5.1	4.9
GROSS PROFIT %	0.14	0.14
OPERATING EXPENSES	5.8	5.4
LOSS FROM OPERATIONS	(0.7)	(0.5)
LOSS PER SHARE, BASIC AND DILUTED	$ (0.06)	$ (0.05)
EBITDA	0.017	0.444
ADJUSTED EBITDA	0.183	0.811
FREE CASH FLOW	0.090	0.793

Six Months 2025 Financial Summary

(In millions except for per share amounts)	SIX MONTHS ENDED 2025		SIX MONTHS ENDED 2024	
	(Unaudited)			
REVENUES	$	72.1	$	70.2
GROSS PROFIT		9.9		9.6
GROSS PROFIT %		14%		14%
OPERATING EXPENSES		11.4		10.7
LOSS FROM OPERATIONS		(1.5)		(1.1)
LOSS PER SHARE, BASIC AND DILUTED	$	(0.14)	$	(0.13)
EBITDA		(0.089)		0.591
ADJUSTED EBITDA		0.276		1.384
FREE CASH FLOW		0.155		1.366

Conference Call

WidePoint's management will host the conference call today (August 14, 2025) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results.

U.S. dial-in number: 888-506-0062
International number: 973-528-0011
Access Code: 153093

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company's website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through Thursday, August 28, 2025.

Toll-free replay number: 877-481-4010
International replay number: 919-882-2331
Replay ID: 52738

About WidePoint

WidePoint Corporation (NYSE American: WYY) is a leading technology Managed Solution Provider (MSP) dedicated to securing and protecting the mobile workforce and enterprise landscape. WidePoint is recognized for pioneering technology solutions that include Identity & Access Management (IAM), Mobility Managed Services (MMS), Telecom Management, Information Technology as a Service, Cloud Security, and Analytics & Billing as a Service (ABaaS). To learn more, visit https://www.widepoint.com .

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as EBITDA, Adjusted EBITDA, and Free cashflow, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in

isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net income to EBITDA and Adjusted EBITDA and Free cashflow is provided below:

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2025	2024	**2025**	2024
	(Unaudited)		(Unaudited)	
NET LOSS	**$ (618,500)**	$ (499,600)	**$ (1,342,500)**	$ (1,152,700)
Adjustments to reconcile net income to EBITDA:				
Depreciation and amortization	**725,300**	906,900	**1,435,200**	1,740,300
Income tax provision (benefit)	**(52,400)**	15,800	**(146,400)**	(26,300)
Interest income	**(89,400)**	(51,800)	**(142,800)**	(101,200)
Interest expense	**52,400**	72,400	**107,500**	131,100
EBITDA	**$ 17,400**	$ 443,700	**$ (89,000)**	$ 591,200
Other adjustments to reconcile net (loss) income to Adjusted EBITDA:				
Loss on factoring of receivables	**-**	1,666	**-**	8,948
Stock-based compensation expense	**166,000**	365,900	**364,900**	783,700
Adjusted EBITDA	**$ 183,400**	$ 811,266	**$ 275,900**	$ 1,383,848
Capital expenditures	**(93,334)**	(18,001)	**(120,887)**	(18,001)
Free cash flow	**$ 90,066**	**$ 793,265**	**$ 155,013**	**$ 1,365,847**

WidePoint uses EBITDA, Adjusted EBITDA and Free cashflow as supplemental non-GAAP measure of performance. WidePoint defines EBITDA as net income excluding (i) interest expense, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, and (iv) Impairment charges. Adjusted EBITDA excludes certain amounts included in EBITDA such as stock-based compensation expense. WidePoint defined Free cashflow as Adjusted EBITDA less capital expenditures. Management believes that adjustments for certain non-cash or other items and the exclusion of certain pass-through revenue and expenses should enhance stockholders' ability to evaluate the Company's performance, as such measures provide additional insights into the factors and trends affecting its business. Therefore, the Company excludes these items from its GAAP financial measures to calculate these unaudited non-GAAP measures. These unaudited non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be considered in addition to, and not as a substitute for GAAP.

Safe Harbor Statement

This press release contains forward-looking statements concerning our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition that are subject to risks and uncertainties. All statements other than statements of historical fact included herein are forward-looking statements. You can identify these statements by words such as "aim," "anticipate," "assume," "believe," "could," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "potential," "positioned," "predict," "should," "target," "will," "would" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management's beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, the impact of supply chain issues; our ability to successfully execute our strategy; our ability to sustain profitability and positive cash flows; our ability to access sufficient financing on acceptable terms given the tightening credit markets due to the current banking environment; our ability to gain market acceptance for our products; our ability to win new contracts, execute contract extensions and expand scope of services on existing contracts; our ability to

compete with companies that have greater resources than us; our ability to penetrate the commercial sector to expand our business; our ability to identify potential acquisition targets and close such acquisitions; our ability to successfully integrate acquired businesses with our existing operations; our ability to maintain a sufficient level of inventory necessary to meet our customers demand due to supply shortage and pricing; our ability to retain key personnel; our ability to mitigate the impact of increases in interest rates; the impact of increasingly volatile public equity markets on our market capitalization; the impact and outcome of negotiations around the Federal debt ceiling; our ability to mitigate the impact of inflation; and the risk factors set forth in our Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 14, 2025.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

WidePoint Investor Relations:
Gateway Group, Inc.
Matt Glover or John Yi
949-574-3860
WYY@gateway-grp.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2025	DECEMBER 31, 2024
	(Unaudited)	
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$ 6,820,958	$ 6,775,139
Restricted cash	398,797	1,042,256
Accounts receivable, net of allowance for credit losses of $64,081 and $46,150, respectively	16,749,251	11,930,474
Unbilled accounts receivable	29,115,715	31,798,431
Other current assets	8,115,728	3,771,473
Total current assets	61,200,449	55,317,773
NONCURRENT ASSETS		
Property and equipment, net	500,255	544,723
Lease right of use asset	4,324,312	4,183,561
Intangible assets, net	4,096,698	5,063,795
Goodwill	5,811,578	5,811,578
Deferred tax assets, net	91,132	-
Other long-term assets	551,653	659,086
Total assets	$ 76,576,077	$ 71,580,516
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts payable	$ 20,477,995	$ 16,524,863
Accrued expenses	29,079,133	30,851,255
Current portion of deferred revenue	8,742,472	4,770,683
Current portion of lease liabilities	858,126	735,152
Total current liabilities	59,157,726	52,881,953
NONCURRENT LIABILITIES		
Lease liabilities, net of current portion	4,269,077	4,200,019
Deferred revenue, net of current portion	586,744	907,160
Deferred tax liabilities, net	-	11,415
Total liabilities	64,013,547	58,000,547
Commitments and contingencies (Note 16)	-	-
STOCKHOLDERS' EQUITY		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 9,655,173 and 9,485,508 shares issued and outstanding, respectively	9,656	9,487
Additional paid-in capital	103,337,616	103,103,653
Accumulated other comprehensive loss	(359,994)	(450,945)
Accumulated deficit	(90,424,748)	(89,082,226)
Total stockholders' equity	12,562,530	13,579,969
Total liabilities and stockholders' equity	$ 76,576,077	$ 71,580,516

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2025	2024	**2025**	2024
	(Unaudited)			
REVENUES	**$ 37,880,202**	$ 36,040,771	**$ 72,097,941**	$ 70,248,050
COST OF REVENUES (including amortization and depreciation of $492,232, $654,122, $978,425, and $1,231,678, respectively)	**32,762,960**	31,147,549	**62,202,178**	60,688,937
GROSS PROFIT	**5,117,242**	4,893,222	**9,895,763**	9,559,113
OPERATING EXPENSES				
Sales and marketing	**669,797**	559,926	**1,309,279**	1,171,819
General and administrative expenses (including share-based compensation of $166,018, $365,958, $364,877 and $783,741, respectively)	**4,922,649**	4,542,769	**9,654,431**	8,991,252
Depreciation and amortization	**233,122**	252,112	**456,810**	508,646
Total operating expenses	**5,825,568**	5,354,807	**11,420,520**	10,671,717
LOSS FROM OPERATIONS	**(708,326)**	(461,585)	**(1,524,757)**	(1,112,604)
OTHER INCOME (EXPENSE)				
Interest income	**89,340**	51,725	**142,770**	101,151
Interest expense	**(52,382)**	(72,331)	**(107,455)**	(131,068)
Other income (expense), net	**497**	(1,534)	**497**	(36,405)
Total other income (expense), net	**37,455**	(22,140)	**35,812**	(66,322)
LOSS BEFORE INCOME TAX (BENEFIT) PROVISION	**(670,871)**	(483,725)	**(1,488,945)**	(1,178,926)
INCOME TAX (BENEFIT) PROVISION	**(52,412)**	15,828	**(146,423)**	(26,263)
NET LOSS	**$ (618,459)**	$ (499,553)	**$ (1,342,522)**	$ (1,152,663)
EARNINGS PER SHARE, BASIC AND DILUTED	**$ (0.06)**	$ (0.05)	**$ (0.14)**	$ (0.13)
WEIGHTED-AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	**9,586,166**	9,390,154	**9,569,660**	9,151,265

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	SIX MONTHS ENDED JUNE 30,	
	2025	2024
	(Unaudited)	
CASH FLOWS FROM OPERATING ACTIVITIES		
Net loss	$ (1,342,522)	$ (1,152,663)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:		
Deferred income tax (benefit) expense	(84,900)	117,700
Depreciation expense	468,136	516,833
Provision for credit losses	31,281	13,725
Amortization of intangibles	967,099	1,223,491
Share-based compensation expense	364,877	783,741
Non-cash lease expense	105,170	-
Changes in assets and liabilities:		
Accounts receivable and unbilled receivables	(2,117,441)	(11,774,202)
Inventories	(247,203)	82,917
Other current assets	(4,055,735)	(511,277)
Other assets	107,433	(6,412)
Accounts payable and accrued expenses	2,287,677	7,856,266
Income tax payable	(55,487)	(90,629)
Deferred revenue and other liabilities	3,605,371	303,130
Other liabilities	(97,365)	-
Net cash used in operating activities	(55,448)	(2,637,380)
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchases of property and equipment	(120,887)	(18,001)
Proceeds from beneficial interest in sold receivables	-	259,125
Net cash (used in) provided by investing activities	(120,887)	241,124
CASH FLOWS FROM FINANCING ACTIVITIES		
Advances on bank line of credit	2,800,000	4,600,000
Repayments of bank line of credit advances	(2,800,000)	(4,600,000)
Principal repayments under finance lease obligations	(246,602)	(278,574)
Withholding taxes paid on behalf of employees on net settled stock awards	(130,745)	(258,381)
Net cash used in financing activities	(377,347)	(536,955)
Net effect of exchange rate on cash	(43,958)	12,950
NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(597,640)	(2,920,261)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, beginning of period	7,817,395	6,921,160
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, end of period	$ 7,219,755	$ 4,000,899
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH CONSISTED OF THE FOLLOWING:		
Cash and cash equivalents	$ 6,820,958	$ 4,000,899
Restricted cash	398,797	-
	$ 7,219,755	$ 4,000,899